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                                                                    Exhibit 23.1


            Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 14, 2006, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-132550) and related Prospectus of CommVault Systems, Inc.


                                                           /s/ Ernst & Young LLP


MetroPark, New Jersey
April 28, 2006